UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 23, 2014

Date of Report (date of earliest event reported)

Fusion-io, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, UT 84121

(Address of principal executive offices, including zip code)

(801) 424-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 16, 2014, Fusion-io, Inc., a Delaware corporation (the “Company”), SanDisk Corporation, a Delaware corporation (“Parent”) and Flight Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser offered to purchase all outstanding shares of the Company’s common stock, par value $0.0002 per share (the “Shares”), at a price of $11.25 per Share, net to the holder thereof in cash, without interest, less any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, filed by Parent and Purchaser on June 24, 2014 (the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented, constitute the “Offer”).

Upon the expiration of the initial offering period of the Offer at 12:00 midnight, New York City time, on Tuesday, July 22, 2014, Purchaser accepted for payment 66,901,782 Shares representing approximately 61.02% of the outstanding Shares.  In addition, American Stock Transfer & Trust Company, LLC, the depositary for the Offer, advised that it received commitments to tender to Purchaser 6,879,953 additional shares under the guaranteed delivery procedures in the Offer prior to the expiration of the initial offering period, representing approximately 6.27% of the outstanding Shares. Purchaser accepted for payment all Shares validly tendered in, and not withdrawn from, the Offer according to the terms and conditions of the Offer.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on July 23, 2014 in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of stockholders of the Company.  In connection with the Merger, each outstanding Share not tendered in the Offer (other than (i) Shares held by the Company or Parent or any of their respective subsidiaries and (ii) Shares owned by Company stockholders who properly perfect their statutory appraisal rights under Delaware law) was converted into the right to receive the Offer Price in cash, without interest thereon and less any applicable withholding taxes. Under the terms of the Merger Agreement, Parent and Purchaser completed the Offer and the Merger for $11.25 per Share for the outstanding Shares, and assumed unvested, in-the-money equity awards, for a total aggregate value of approximately $1.1 billion, net of cash assumed.  Purchaser funded the total payments required to complete the Offer and the Merger with cash on hand at Parent. Following the consummation of the Merger, the Company continued as the surviving corporation and became a wholly owned subsidiary of Parent.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 16, 2014, and which is incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01, above, of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 23, 2014, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its common stock from listing on the NYSE and requested the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in Item 3.01, above, and Item 5.01, below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than (i) Shares held by the Company or Parent or any of their respective subsidiaries and (ii) Shares owned by Company stockholders who properly perfect their statutory appraisal rights under Delaware law) was cancelled and automatically converted into the right to receive an amount in cash equal to the Offer Price, net to the seller in cash, without interest thereon and less any applicable withholding taxes. Purchaser funded the total payments required to complete the Offer and the Merger with cash on hand at Parent.

Item 5.01                                           Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01 and 3.03, above, and Items 5.02 and 5.03, below of this Current Report on Form 8-K is incorporated herein by reference.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and effective as of the Effective Time, Shane V Robison, Scott D. Sandell, Forest Baskett, H. Raymond Bingham, Dana L. Evan, Edward H. Frank and John F. Olsen resigned as members of the Company’s Board of Directors and Donald F. Robertson Jr, Garth E. Bossow and Steven Shee, the directors of Purchaser immediately prior to the Effective Time, became the directors of the Company.

In addition, in accordance with the terms of the Merger Agreement and effective as of the Effective Time, all of the executive officers of the Company were removed from their respective positions and Donald F. Robertson Jr, Steven Shee and Garth E. Bossow, the officers of Purchaser immediately prior to the Effective Time, became the President, Treasurer and Secretary, respectively, of the Company.

Information about Messrs. Robertson, Bossow and Shee is contained in the Offer to Purchase, filed as Exhibit (A)(1)(a) to the Tender Offer Statement on Schedule TO originally filed by Parent and Purchaser with the SEC on June 24, 2014, which information is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time, and the bylaws of Purchaser as in effect immediately prior to the Effective Time became the bylaws of the Company, except that in each case the name of the Company set forth therein was changed to “Fusion-io, Inc.” The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01                                           Other Events.

On July 23, 2014, Parent issued a press release announcing the expiration and results of the Offer and the completion of the Merger. Such press release was filed as Exhibit (a)(5)(L) to Parent’s Amendment No. 4 to the Tender Offer Statement on Schedule TO filed by Parent and Purchaser on July 23, 2014 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description of Document

2.1

Agreement and Plan of Merger, dated June 16, 2014, by and among Parent, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 16, 2014).

3.1	Amended and Restated Certificate of Incorporation of Fusion-io, Inc.

3.2	Bylaws of Fusion-io, Inc.

20.1	Tender Offer Statement on Schedule TO of Parent and Purchaser (incorporated by reference in its entirety as originally filed with the SEC on June 24, 2014).

99.1	Press Release of Parent dated July 23, 2014 (incorporated by reference to Exhibit (a)(5)(L) to Parent’s Amendment No. 4 to the Tender Offer Statement on Schedule TO, filed on July 23, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

	By:	/s/ Shane V Robison
Shane V Robison
Dated: July 23, 2014		Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

2.1

Agreement and Plan of Merger, dated June 16, 2014, by and among Parent, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 16, 2014).

3.1	Amended and Restated Certificate of Incorporation of Fusion-io, Inc.

3.2	Bylaws of Fusion-io, Inc.

20.1	Tender Offer Statement on Schedule TO of Parent and Purchaser (incorporated by reference in its entirety as originally filed with the SEC on June 24, 2014).

99.1	Press Release of Parent dated July 23, 2014 (incorporated by reference to Exhibit (a)(5)(L) to Parent’s Amendment No. 4 to the Tender Offer Statement on Schedule TO, filed on July 23, 2014).